HSBC Investor LifeLine Funds

HSBC Investor Aggressive Growth Strategy Fund

HSBC Investor Growth Strategy Fund

HSBC Investor Moderate Growth Strategy Fund

HSBC Investor Conservative Growth Strategy Fund

(the “Funds”)

Supplement Dated December 30, 2009

to the Prospectus and Statement of Additional Information

Dated February 27, 2009,

as supplemented to date

The proposed restructuring and rebranding of the HSBC Investor LifeLine Funds to the HSBC World Selection Funds (the “Restructuring”), described in Prospectus supplements dated October 30, 2009 (each a “Supplement”) and scheduled to take place on December 30, 2009, has been delayed. The Restructuring is now scheduled to take place on or about January 21, 2010, at which time each Fund will be renamed and will operate under the revised investment strategies and procedures described in its respective Supplement. Until that date, the Adviser expects to manage each Fund’s assets in accordance with the investment strategies currently set forth in the Prospectus and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE